UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

May 17, 2023

Date of Report (Date of earliest event reported)

ROTH CH ACQUISITION V CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41105	86-1229207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCL	The Nasdaq Stock Market LLC
Warrants	ROCLW	The Nasdaq Stock Market LLC
Units	ROCLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders held on May 17, 2023 (the “Special Meeting”), Roth CH Acquisition V Co., a Delaware corporation (the “Company”), filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on May 17, 2023 (the “Charter Amendment”), to give the Company the right to extend the date by which the Company has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, from June 3, 2023 to December 4, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, the Company held the Special Meeting. On May 1, 2023, the record date for the Special Meeting, there were 14,836,500 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 11,058,103 shares of common stock of the Company or 74.53% of the shares entitled to vote at the Special Meeting were represented in person or by proxy.

1.	Extension Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, from June 3, 2023 to December 4, 2023 (the “Extension Amendment”). Adoption of the Extension Amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,802,488	255,615	0	0

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting, 8,989,488 shares of common stock were tendered for redemption.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Roth CH Acquisition V Co. dated May 17, 2023
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2023

ROTH CH ACQUISITION V CO.

By:	/s/ John Lipman
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board